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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 21, 1997


                              TCC INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     TEXAS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

             1-7399                                     74-1366626
     (COMMISSION FILE NUMBER)                (IRS EMPLOYER IDENTIFICATION NO.)


                              816 CONGRESS AVENUE
                                   SUITE 1250
                              AUSTIN, TEXAS  78701
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)


                                 (512) 320-0976
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.  OTHER EVENTS.

      On May 21, 1997, the Company issued the Press Release attached as Exhibit
99.1 concerning the results of the 1997 Annual Meeting of Shareholders.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

      99.1  TCC Industries, Inc. Press Release dated May 21, 1997.


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        TCC Industries, Inc.
                                        (Registrant)


                                        By: /s/ LAWRENCE W. SCHUMANN
                                            ----------------------------------
                                            Lawrence W. Schumann, President and
                                            Chief Executive Officer

DATE:    May 21, 1997


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                                EXHIBIT INDEX


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EXHIBIT
NUMBER                  DESCRIPTION
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
 99.1                   TCC Industries, Inc. Press Release dated May 21, 1997.

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